SEI INSTITUTIONAL INVESTMENTS TRUST

Extended Market Index Fund
Dynamic Asset Allocation Fund
U.S. Equity Factor Allocation Fund
S&P 500 Index Fund
Large Cap Fund Index Fund
Large Cap Fund
World Equity Ex-Us Fund
Small-Mid Cap Equity Fund
(the "Funds")

Supplement Dated July 1, 2025
to the Statement of Additional Information ("SAI"), dated September 30, 2024, as amended on
November 5, 2024, December 16, 2024, January 22, 2025, February 18, 2025, February 26,
2025, April 15, 2025, May 9, 2025 and May 30, 2025

The first sentence in the first paragraph in the section titled "Proxy Voting Policies and Procedures" is hereby replaced with the following:

The Funds have delegated proxy voting responsibilities to SIMC (with the exception of the Vote Choice Program noted below), subject to the Board's general oversight.

Additionally, the following text is hereby added at the end of the section titled "Proxy Voting Policies and Procedures":

Vote Choice Program

As an alternative to SIMC voting proxies on behalf of the Funds pursuant to SIMC's own written proxy voting policies, procedures and guidelines (the "Procedures"), the Board has approved a new option for shareholders of certain Funds (each such Fund, an "Eligible Fund" and, collectively, the "Eligible Funds") to participate in the Vote Choice proxy voting program (the "Program"). Under the Program, Eligible Fund shareholders have the ability to direct that their shares be voted in accordance with a shareholder-selected third-party proxy voting policy (each such proxy voting policy, a "Program Policy"), as discussed below. Once a shareholder selects a Program Policy from a list of available policies, the Eligible Fund will use the Program Policy to vote proxies on securities corresponding to the percentage of the Eligible Fund owned by the shareholder, as of the record date of the corresponding portfolio company shareholder meeting. Each available Program Policy is appended to this Statement of Additional Information (which can be found on the Funds' website). Participation in the Program is voluntary. If an Eligible Fund shareholder does not participate in the Program, if an intermediary does not facilitate a shareholder's participation in the Program, or if a security cannot be voted pursuant to the Program as described below, the proportionate shares held by such shareholder will continue to be voted by SIMC according to its standard Procedures. The Eligible Funds shall make reasonable efforts to implement the Program on behalf of each applicable shareholder as soon as practicable, but do not guarantee immediate application of the Program.

Shareholder Eligibility and Administration of the Vote Choice Program

To participate in the Program or further inquire about the current list of Eligible Funds in the Program, shareholders should contact their authorized financial institution or intermediary directly, or contact the Funds by telephone (1-800-DIAL-SEI) or by mail (One Freedom Valley Drive Oaks, Pennsylvania 19456). The Eligible Funds currently include: Extended Market Index Fund, Dynamic Asset Allocation Fund, U.S. Equity Factor Allocation Fund, S&P 500 Index Fund, Large Cap Fund Index Fund, Large Cap Fund, World Equity Ex-Us Fund, and Small-Mid Cap Equity Fund. Additions or deletions to the Eligible Funds list will appear in updates to this Statement of Additional Information. Participation in the Program may not be available to certain beneficial shareholders, such as participants in certain retirement plans.

An Eligible Fund will rely on the share ownership information provided by such Fund shareholder's financial institution or intermediary for purposes of its proxy voting calculations. Due to rounding or other factors, the proportionate shares of an Eligible Fund that are voted according to a shareholder's Program Policy selection may not always exactly match that shareholder's proportionate ownership.

The Program is currently administered through service providers, agents and vendors of the Eligible Funds including, but not limited to, SIMC and/or its affiliates, and a third-party provider (the "vote choice provider"). The Funds vote all shares according to the above Procedures, though for any Eligible Fund shareholder that chooses to participate in the Program, the vote choice provider will update the Eligible Fund's ballot to proportionately vote in accordance with the shareholder's selected Program Policy. An Eligible Fund's shareholder may also be required to provide additional information to its financial institution or intermediary and/or the vote choice provider in connection with the Program.

Voting

Any Eligible Fund shareholder participating in the Program will be deemed to have directed the applicable Eligible Funds to vote in accordance with the Program Policy in proportion of the shareholder's holdings, and any future holdings in additional Eligible Funds owned by such shareholder. In connection with those Eligible Fund shareholders participating in the Program, the Eligible Fund has contracted with the vote choice provider to vote the Eligible Fund shareholder's proportionate share according to the Program Policy elected by the shareholder. The shareholder's choice is communicated directly to the vote choice provider and the Fund makes no guarantees that the vote choice provider will vote in all instances in accordance with the shareholder's selected Program Policy. Not all securities are eligible to participate in the Program. Typically, securities that the vote choice provider will apply the Program Policy on behalf of an Eligible Fund shareholder will include securities where (1) issuer is a publicly listed company; (2) it is an equity which carries standard voting rights; (3) it is listed in a market that supports split voting; and (4) it is not a depository receipt or has extended or restricted voting rights. Due to operational limitations, the vote choice provider will review an Eligible Fund's holdings on a monthly basis to determine whether a security can be voted in accordance with the Program. Fund securities acquired intra month will not be voted pursuant to the Program.

Not all jurisdictions allow for the Program and, in such cases, the proxies of companies located in such jurisdictions will be voted according to the above Procedures. If an Eligible Fund shareholder makes a change to its selected Program Policy, the Eligible Fund and vote choice provider make no guarantees as to when such change will go into effect.

Glass Lewis has independently developed the Program Policies made available in the Program. SIMC, an Eligible Fund and the vote choice provider will not be responsible for the contents of such Program Policies or for any interpretation of how a Program Policy should be applied in respect of a vote. Such interpretation may differ from that of an investor or any third parties.

The number of shares voted pursuant to a Program Policy will be based on the pro rata ownership by a shareholder of an Eligible Fund, calculated as of the record date for the applicable proxy for the underlying security held by the Eligible Fund. An Eligible Fund will rely on the information reasonably available to it to determine the percentages and corresponding votes for the Eligible Fund shareholders.

The Program is operationally dependent on SIMC submitting a vote on behalf of shares of the Fund. As noted above, in some circumstances, SIMC may determine, with respect to securities voted under its policy, that it is in the best interest of a Fund to abstain from voting certain proxies, or SIMC may be unable to vote. In such circumstances, due to the noted operational constraints, the vote choice provider will not vote the Eligible Fund shareholder's proportionate interest in such Fund in accordance with the selected Program Policy. Also, it will be unnecessary for the voting choice vendor to implement the Program on behalf of an Eligible Fund where the shareholders' selected Program Policies would result in the same vote as initiated by SIMC pursuant to its policies.

Other factors that may affect voting at meetings in accordance with the Program include, but are not limited to:

• The Fund's or SIMC's inability or failure to meet operational deadlines set by the vote choice provider throughout the proxy voting process.

• Delays resulting from SIMC's submission of the Fund's vote, or resubmission of such vote, pursuant to its policy. In such circumstances, the vote choice provider may not be able to vote in accordance with the shareholder's selected Program Policy.

• Changes to general meetings including meeting deadline date change, meeting agenda changes, and meeting cancelations.

• If a Fund's voting pursuant to SIMC's Procedures are rejected for any reason, the vote choice provider may not be able to vote according to the shareholder's selected Program Policy.

• How often the vote choice provider evaluates issuers for inclusion in the Program.

None of SIMC, the vote choice provider, the provider of the Program Policy nor any other person shall have any liability to any shareholder or to any person related to the operation of the Program, including without limitation for any failure, for any reason, for shares to be voted as contemplated by the Program.

Vote Choice Program Proxy Voting Policies

Under the Program, Eligible Fund shareholders may select from among three Program Policies: (1) Glass Lewis ESG; (2) Glass Lewis Taft Hartley; or (3) Glass Lewis Corporate Governance Focused. The Glass Lewis Policies offered under the Program are attached as an appendix to this SAI. Participation in the Program is voluntary. If an Eligible Fund shareholder does not make a Program Policy selection, the Eligible Fund's proxies corresponding to the percentage of such shareholder's ownership of the Eligible Fund will continue to be voted by SIMC in accordance with the Procedures described above. An Eligible Fund reserves the right to add and/or discontinue offering a Program Policy without notice to shareholders, and, in such instances, SIMC will vote such Eligible Fund shares in accordance with the Procedures described above. An Eligible Fund reserves the right to suspend or cancel, in full or in part, the Program (in any one instance or more broadly), including with immediate effect, in its sole discretion. This may result in shares being voted in accordance with Procedures rather than in accordance with the Program. The selection of the Program Policy is made solely by the shareholder and not as the result of advice from the Fund, SIMC or any of their affiliates.

Participation in the Program is at the shareholder's own risk. Neither an Eligible Fund, SIMC, or vote choice provider accepts any liability/responsibility for any losses, damages, frustration or inconvenience the shareholder may incur through its use of the Program including but not limited to the availability of the Program; the use of the Program in a manner that SIMC, an Eligible Fund or the vote choice provider did not authorize; ending, suspending or restricting the use of the Program; or any loss or damage caused in relation to any party's use of the Program.

Shareholders should contact their SEI representative, authorized financial institution or intermediary directly for more details regarding how Fund shareholders may participate in the Vote Choice Program, a list of current Eligible Funds, how Fund shareholders may change or cancel their Program Policy selection and risk factors associated with the Program.

There are no other changes to the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1614 (7/25)